     As filed with the Securities and Exchange Commission on April 11, 2000

                                                      Registration No. 333-33432

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 -------------

                       PEGASUS COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                      51-0374669
-------------------------------                      ----------------------
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                       Identification Number)

                  c/o Pegasus Communications Management Company
                         225 City Line Avenue, Suite 200
                         Bala Cynwyd, Pennsylvania 19004
                                 (888) 438-7488
          -------------------------------------------------------------
          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

                               Ted S. Lodge, Esq.
                  c/o Pegasus Communications Management Company
                         225 City Line Avenue, Suite 200
                         Bala Cynwyd, Pennsylvania 19004
                                 (888) 438-7488
       -------------------------------------------------------------------
       (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent For Service)

                                   Copies to:

            Scott A. Blank, Esq.                        Michael B. Jordan, Esq.
     Pegasus Communications Corporation                 Diana E. McCarthy, Esq.
c/o Pegasus Communications Management Company         Drinker Biddle & Reath LLP
            225 City Line Avenue                           One Logan Square
                  Suite 200                              18th & Cherry Streets
            Bala Cynwyd, PA 19004                    Philadelphia, PA 19103-6996
               (888) 438-7488                               (215) 988-2700

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, depending on market conditions and other factors.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _________
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ___________
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                 PART II. Information Not Required in Prospectus

Item 14.  Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses payable by us in connection with this registration statement:

         Securities and Exchange Commission Registration Fee...  $ 198,000
         Accounting Fees and Expenses..........................  $  20,000
         Legal Fees and Expenses...............................  $  75,000
         Miscellaneous Expenses................................  $  52,000
                                                                 ---------
         Total.................................................  $ 250,000
                                                                 =========

Item 15.  Indemnification of Directors and Officers.

         The Registrant's Amended and Restated Certificate of Incorporation provides that a director of the Registrant shall have no personal liability to the Registrant or to its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor provision) of the Delaware General Corporation Law, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited.

         Article 6 of the Registrant's By-Laws provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Registrant, or is or was serving while a director of office of the Registrant at the request of the Registrant as a director, officer, employee, agent, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall be indemnified by the Registrant against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permissible under Delaware law. Article 6 also provides that any person who is claiming indemnification under the Registrant's By-Laws is entitled to advances from the Registrant for the payment of expenses incurred by such person in the manner and to the full extent permitted under Delaware law.

         The Registrant maintains directors' and officers' liability insurance.

Item 16.  Exhibits and Financial Statement Schedules.



Exhibit
Number            Description of Document
------            -----------------------
1.1*              Form of underwriting agreement for equity securities.
1.2*              Form of underwriting agreement (debt securities, warrants and units).
1.3*              Form of underwriting agreement for preferred securities.
1.4*              Form of underwriting agreement for depositary shares.
3.1               Form of Certificate of Incorporation of Pegasus, as amended and restated (which is incorporated by reference herein to Exhibit 1 to Registrant's Form 8-A/A dated April 3, 2000).
3.2               Bylaws of Pegasus, as amended (which is incorporated by reference herein to Exhibit 3.1 to
                  Pegasus' Form 10-Q dated May 14, 1998).
3.3               Certificate of Designation, Preferences and Relative, Participating, Optional and Other
                  Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of
                  12.75% Series A Cumulative Exchangeable Preferred Stock (which is incorporated by reference to
                  Exhibit 3.3 to Pegasus' Registration Statement on Form S-1 (File No. 333-23595).
3.4               Certificate of Designation, Preferences and  Rights of Series B Junior Convertible
                  Participating Preferred Stock (which is incorporated by reference to Exhibit 3.4 to Pegasus'
                  Registration Statement on Form S-4 (File No. 333-31080).


Exhibit
Number            Description of Document
------            -----------------------
3.5               Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special
                  Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of 6 1/2%
                  Series C Convertible Preferred Stock (which is incorporated by reference to Exhibit 3.5 to
                  Pegasus' Registration Statement on Form S-4 (File No. 333-31080).
3.6               Certificate of Designation, Preferences and  Rights of Series D Junior Convertible
                  Participating Preferred Stock (which is incorporated by reference to Exhibit 3.6 to Pegasus'
                  Registration Statement on Form S-4 (File No. 333-31080).
3.7               Certificate of Designation, Preferences and  Rights of Series E Junior Convertible
                  Participating Preferred Stock (which is incorporated by reference to Exhibit 3.7 to Pegasus'
                  Form 10-K dated March 10, 2000).
4.1**             Form of senior debt securities indenture, as amended.
4.2**             Form of subordinated debt securities indenture, as amended.
4.3*              Form of any senior debt security.
4.4*              Form of any senior subordinated debt security.
4.5*              Form of any subordinated debt security.
4.6*              Form of preferred security.
4.7*              Form of unit agreement.
4.8*              Form of debt warrant agreement for warrants sold alone.
4.9*              Form of debt warrant for warrants sold alone (included in Exhibit No. 4.8).
4.10*             Form of debt warrant agreement for warrants sold attached to debt securities.
4.11*             Form of debt warrant for warrants sold attached to debt securities (included in Exhibit No.
                  4.10).
4.12*             Form of equity warrant agreement for warrants sold alone.
4.13*             Form of equity warrant for warrants sold alone (included in Exhibit No. 4.12).
4.14*             The form of any certificate of designation with respect to any preferred securities.
5.1*              Opinion of Drinker Biddle & Reath LLP.
12.1              Statement Regarding Computation of Ratios (which is incorporated by reference to Exhibit 12.1 to Pegasus' Registration Statement on Form S-3 (File No. 333-32668)).
23.1***           Consent of Drinker Biddle & Reath LLP.
23.2***           Consent of PricewaterhouseCoopers LLP.
23.3***           Consent of KPMG LLP.
24.1***           Powers of Attorney (included on Signatures and Powers of Attorney).
25.1***           Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of
                  First Union National Bank as Trustee under the Indenture with respect to the senior debt securities.
25.2***           Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of
                  First Union National Bank, as trustee under the indenture with respect to the senior subordinated debt securities.
25.3***           Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of
                  First Union National Bank, as trustee under the indenture with respect to the subordinated debt securities.

-------------------------------------------------------------------------------------------------------------------

* To be filed by amendment or as applicable to a particular offering of securities, as an exhibit to a Current Report on Form 8-K, pursuant to Regulation S-K, Item 601 (b).
**     Filed herewith.
***    Filed previously.

Item 17.  Undertakings.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  provided, however that the undertakings set forth in paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering.

                  (3) To remove from registration by means of post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions permitted under
Item 15 above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (c) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time is was declared effective.

         (d) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bala Cynwyd, Commonwealth of Pennsylvania, on April 11, 2000.


                                  PEGASUS COMMUNICATIONS CORPORATION

                                  By:    /s/ Ted S. Lodge
                                         -------------------------
                                             Ted S. Lodge
                                             Senior Vice President


Date:  April 11, 2000

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                  Signature                                       Title                               Date
                  ---------                                       -----                               ----

                       *                           President, Chief Executive Officer,            April 11, 2000
----------------------------------------------     Chairman of the Board and Director
              Marshall W. Pagon
        (Principal Executive Officer)


                       *                           Vice President and Chief Financial             April 11, 2000
----------------------------------------------     Officer
                M. Kasin Smith
 (Principal Financial and Accounting Officer)



                       *                           Director                                       April 11, 2000
----------------------------------------------
             Robert N. Verdecchio



                       *                           Director                                       April 11, 2000
----------------------------------------------
            James J. McEntee, III



                       *                           Director                                       April 11, 2000
----------------------------------------------
               Mary C. Metzger



                       *                           Director                                       April 11, 2000
----------------------------------------------
               Donald W. Weber


                       *                           Director                                       April 11, 2000
----------------------------------------------
              Michael C. Brooks



                  Signature                                       Title                               Date
                  ---------                                       -----                               ----
                       *                           Director                                       April 11, 2000
----------------------------------------------
             Harry F. Hopper, III


                       *                           Director                                       April 11, 2000
----------------------------------------------
              William P. Phoenix


                       *                           Director                                       April 11, 2000
----------------------------------------------
               Riordon B. Smith


/s/ Ted S. Lodge
------------------
Attorney-in-fact


                                 EXHIBIT INDEX


Exhibit
Number            Description of Document
-------           -----------------------
1.1*              Form of underwriting agreement for equity securities.
1.2*              Form of underwriting agreement (debt securities, warrants and units).
1.3*              Form of underwriting agreement for preferred securities.
1.4*              Form of underwriting agreement for depositary shares.
3.1               Form of Certificate of Incorporation of Pegasus, as amended and restated (which is incorporated by reference herein to Exhibit 1 to Registrant's Form 8-A/A dated April 3,
                  2000).
3.2               Bylaws of Pegasus, as amended (which is incorporated by reference herein to Exhibit 3.1 to
                  Pegasus' Form 10-Q dated May 14, 1998).
3.3               Certificate of Designation, Preferences and Relative,
                  Participating, Optional and Other Special Rights of Preferred
                  Stock and Qualifications, Limitations and Restrictions Thereof
                  of 12.75% Series A Cumulative Exchangeable Preferred Stock
                  (which is incorporated by reference to Exhibit 3.3 to Pegasus'
                  Registration Statement on Form S-1 (File No. 333-23595).
3.4               Certificate of Designation, Preferences and  Rights of Series B Junior Convertible
                  Participating Preferred Stock (which is incorporated by reference to Exhibit 3.4 to Pegasus'
                  Registration Statement on Form S-4 (File No. 333-31080).
3.5               Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special
                  Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of 61/2%
                  Series C Convertible Preferred Stock (which is incorporated by reference to Exhibit 3.5 to
                  Pegasus' Registration Statement on Form S-4 (File No. 333-31080).
3.6               Certificate of Designation, Preferences and  Rights of Series D Junior Convertible
                  Participating Preferred Stock (which is incorporated by reference to Exhibit 3.6 to Pegasus'
                  Registration Statement on Form S-4 (File No. 333-31080).
3.7               Certificate of Designation, Preferences and  Rights of Series E Junior Convertible
                  Participating Preferred Stock (which is incorporated by reference to Exhibit 3.7 to Pegasus'
                  Form 10-K dated March 10, 2000).
4.1**             Form of senior debt securities indenture, as amended.
4.2**             Form of subordinated debt securities indenture, as amended.
4.3*              Form of any senior debt security.
4.4*              Form of any senior subordinated debt security.
4.5*              Form of any subordinated debt security.
4.6*              Form of preferred security.
4.7*              Form of unit agreement.
4.8*              Form of debt warrant agreement for warrants sold alone.
4.9*              Form of debt warrant for warrants sold alone (included in Exhibit No. 4.8).
4.10*             Form of debt warrant agreement for warrants sold attached to debt securities.
4.11*             Form of debt warrant for warrants sold attached to debt securities (included in Exhibit No.
                  4.10).
4.12*             Form of equity warrant agreement for warrants sold alone.
4.13*             Form of equity warrant for warrants sold alone (included in Exhibit No. 4.12).
4.14*             The form of any certificate of designation with respect to any preferred securities.
5.1*              Opinion of Drinker Biddle & Reath LLP.
12.1              Statement Regarding Computation of Ratios (which is incorporated by reference to Exhibit 12.1 to Pegasus' Registration Statement on Form S-3 (File No. 333-32668)).
23.1***           Consent of Drinker Biddle & Reath LLP.
23.2***           Consent of PricewaterhouseCoopers LLP.
23.3***           Consent of KPMG LLP.
24.1***           Powers of Attorney (included on Signatures and Powers of Attorney).
25.1***           Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of
                  First Union National Bank as Trustee under the Indenture with respect to the senior debt securities.


Exhibit
Number            Description of Document
-------           -----------------------
25.2***           Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of
                  First Union National Bank, as trustee under the indenture with respect to the senior subordinated debt securities.
25.3***           Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of
                  First Union National Bank, as trustee under the indenture with respect to the subordinated debt securities.

-------------------------------------------------------------------------------------------------------------------

* To be filed by amendment or as applicable to a particular offering of securities, as an exhibit to a Current Report on Form 8-K, pursuant to Regulation S-K, Item 601(b).

**     Filed herewith.

***    Previously filed.